Stein Roe Mutual Funds

ANNUAL REPORT
SEPT. 30, 1997

Photo of: small girl.

Stein Roe Equity Fund

YOUNG INVESTOR FUND

LOGO: STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS(SM)

CONTENTS

     From the President...............................................   1

       Tim Armour's thoughts on the markets and investing

     The Companies We Invest In.......................................   4

       Top 10 holdings

     Q&A..............................................................   6

       An interview with the portfolio managers and a summary of investment activity

     Fund Highlights..................................................   12

       Information about the Fund

     Investments......................................................   14

       A complete list of investments with market values

     Financial Statements.............................................   22

       Balance sheet, statements of operations and changes in net assets

     Notes to Financial Statements....................................   28

     Financial Highlights.............................................   31

       Selected per-share data

     Report of Independent Public
       Accountants....................................................   34

     General Information..............................................   35

       A guide to products and services




                Must be preceded or accompanied by a prospectus.

TO OUR SHAREHOLDERS

DEAR INVESTOR,
Rarely in any three-year period in the history of the U.S. stock exchange have annual gains of more than 20 percent been reported. But that's just what happened during the year ended Sept. 30, 1997, and the two years that went before it. In fact, altogether, the S&P 500 Index's return for these three years was a whopping 119.15 percent.
     That's good news, but it also could be causing what some experts think is a problem for U.S. stocks. That's because when stocks post high returns, more investors want to own them, and they'll pay higher and higher prices to get them. As a result, stock prices go way up compared to their actual growth potential -- investors call stocks that behave this way "overvalued." Why is this a problem?
     When a portfolio manager invests in a stock, he or she generally hopes to earn a certain level of return from it. If the stock is overvalued, the likelihood of earning that hoped-for return is reduced and, by the same token, the probability of losing a little money is increased. In addition, in some cases, the more a stock's price rises and its upside potential is realized, the more its downside risk can grow if the company doesn't meet investors' expectations. You can think of this in terms of climbing a hill. You're not too worried about falling when you're at the bottom of the hill, because if you fall, you're not going to fall that far. As you climb, the nearer you are to the top, the farther you have to fall and the greater your risk of injury.
     But we think recent events may have helped fix the problem.

     In October, a series of exchange rate problems and economic uncertainties in Southeast Asia caused sharp declines in emerging markets around the world. At first investors in larger, more established markets were unaffected by these events -- until a surprisingly severe crash occurred in Hong Kong. Finally unnerved, all of the major markets fell sharply, including the United States, where stocks tumbled 7 percent in one day of trading on Oct. 27, 1997, and have since continued to swing up and down.
     While unsettling, marked declines such as this are a normal part of investing. No one can predict market events with any certainty, yet despite the unease caused by the sharp and unexpected decline, we believe there is no reason to panic. U.S. economic growth is strong, inflation is low and we think interest rates are likely to remain relatively stable. As a result, we believe the impact on the U.S. economy of the market's recent confusion will not be large and, by bringing stock prices down to a more reasonable level, may even prove to be a positive.
      If the market's recent ups and downs have made you a little nervous, we believe you should keep things in perspective. Despite occasional downturns, stocks historically have been among the best investments to help achieve long-term financial goals. What's more, we have found that investors who maintain some exposure to stocks, through both good times and bad, fare far better than those who attempt to time the market. Even if you were able to forecast a market correction and sold your investments at exactly the right time, it's unlikely that you would be able to successfully predict when to get back in. That's because market rallies often occur in brief, unexpected spurts.

     We hope this report helps you to better understand Young Investor Fund's performance. As always, if you have any questions, I encourage you to call us at 800-338-2550.

Sincerely,

/s/ Timothy K. Armour

Timothy K. Armour
President, Stein Roe Mutual Funds
Nov. 10, 1997



Stock market performance is measured by the S&P 500, an unmanaged group of stocks generally representative of the U.S. stock market. The S&P 500 differs in composition from any Stein Roe fund; it is not available for direct investment.


Photo of: Timothy K. Armour.

THE COMPANIES WE INVEST IN
As you probably know, a mutual fund invests in the stocks of different kinds of companies. In every shareholder report you'll find the 10 largest holdings in the Fund.

   Unlike some funds, we don't invest a large portion of our assets in a few favorite stocks. Instead, the portfolio typically will have between 50 and 70 holdings, with each holding representing roughly 2 percent of the portfolio. And depending on what the market does, the portfolio's top 10 holdings may change from day to day. In any case, we seek to invest most of our assets in companies that kids can relate to or that affect their lives in some way.

   As you look at the portfolio's holdings, you'll notice that some of the companies are easy to recognize, like Nike or McDonald's. Others might not be as familiar to you. But -- while they may not be household names -- you're probably well aware of the products and services they offer. For example, Intel makes the micro processors that power many computers, and Outdoor Systems Inc. operates billboards, such as you see on the side of the road. A more complete list of the portfolio's holdings can be found on pages 14 through 21.

   Balloon text: Diversification means investing the fund's assets (money) in more than one company to help reduce risk. Because a mutual fund invests in so many companies, your investment is automatically diversified. That means if the price of one security in the portfolio declines, it should have less of an impact than if you only invested in that one security by itself. You can tell the Young Investor Fund is broadly diversified because the top 10 holdings made up only about 20 percent of the portfolio's net assets on Sept. 30.

The portfolio invests in the stocks of many different companies, both to pursue its investment objective and to help diversify its holdings. Below you'll find the portfolio's 10 largest holdings as of Sept. 30, 1997.

                                              % of Total
                                              Net Assets
                                              on 9/30/97     Symbol         Exchange
------------------------------------------------------------------------------------
1       Intel                                       2.1%       INTC          Nasdaq*
------------------------------------------------------------------------------------
2       CUC International, Inc.                     2.0         CU            NYSE+
------------------------------------------------------------------------------------
3       Mattel, Inc.                                1.9         MAT           NYSE
------------------------------------------------------------------------------------
4       Household International, Inc.               1.9         HI            NYSE
------------------------------------------------------------------------------------
5       Wrigley                                     1.9         WWY           NYSE
------------------------------------------------------------------------------------
6       AT&T Corp.                                  1.9          T            NYSE
------------------------------------------------------------------------------------
7       MGIC Investment Corp.                       1.8         MTG           NYSE
------------------------------------------------------------------------------------
8       Texas Regional Bancshares                   1.8        TRBS          Nasdaq
------------------------------------------------------------------------------------
9       Associated Group Inc.                       1.8        AGRPA         Nasdaq
------------------------------------------------------------------------------------
10      Fannie Mae                                  1.8         FNM           NYSE
------------------------------------------------------------------------------------

* National Association of Securities Dealers Automated Quotation
+ New York Stock Exchange
Portfolio holdings are as of Sept. 30, 1997, and are subject to change.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q: HOW DID STEIN ROE(SM) YOUNG INVESTORSM FUND DO?
A: Taken by itself, Young Investor did fairly well, posting a 26.37 percent total return for the 12 months ended Sept. 30, 1997. When you compare the Fund to other, similar funds, however, we didn't perform as well as we'd like. Young Investor trailed both the 33.52 percent return of the Lipper growth funds peer group and the 40.43 percent return of the S&P 500.
     We're not overly concerned with short-term returns, however. In our view, investing in growth for the long term means being willing to take a few lumps along the way. In fact, we're pleased with the Fund's long-term results -- its three-year return is 34.04 percent, which outpaces both the 24.84 percent peer group return and the 28.89 percent return of the S&P. Likewise, Young Investor's return since inception is 30.20 percent, well ahead of the 23.03 percent peer group return and the S&P's 27.26 percent return.

Q: WHAT CAUSED YOUR ONE-YEAR RESULTS?
A: Small technology companies had a tough time from September 1996 to March 1997. With roughly 40 percent of the portfolio weighted in small and medium-sized companies at the time, that dampened performance considerably. We still hold those stocks, however, because we think they have good long-term prospects.

Q: AFTER POSTING STRONG GAINS FROM SEPTEMBER 1996 TO JUNE 1997, THE BIG COMPANIES THAT HAVE OPERATIONS OVERSEAS -- LIKE COCA-COLA AND
PROCTOR & GAMBLE -- STUMBLED RECENTLY. WHAT HAPPENED?
A: That was mostly a result of currency exposure. When a U.S. company has overseas operations, some of its profits are in the overseas country's currency and have to be translated back to the company's "home" currency, the U.S. dollar. If the dollar is worth more than the other currency, the company's profits will be lower after translation.
     Profits are one of the things investors look at when they are deciding to buy a stock -- so if a company's earnings are lower than expected because it had to translate profits from a weak currency to a strong one, investors may start to avoid it. We believe that's what happened to a lot of big companies this fall -- investors saw that profits were coming down and decided that the stock prices were probably higher than they should be anyway because the big companies had done so well earlier in the year. So they began looking elsewhere for new investment ideas. The result: the stock prices of many big multinational companies fell.

Q: INVESTORS ARE TALKING ABOUT THE RECENT RALLY IN SMALL-CAP STOCKS.
CAN YOU TELL US ABOUT IT?
A: The strong showing of stocks of small and medium-sized companies has been the big news in the investment markets for the past six months. For nearly two years the stocks of these companies had not done as well as the stocks of large companies. Large-cap stocks, on the other hand, had done so well that investors flocked to them, which drove the stock prices up. People began thinking that prices looked too high, and they thought that large-cap stocks probably wouldn't be able to continue climbing as fast as they had been. As a result, investors began looking around to see what else they could invest in. And they saw small- and mid-cap stocks, offering good growth potential at generally much lower prices than large-caps. As more and more people began shifting their investment dollars from large-cap stocks to those of smaller companies, the stocks of smaller companies began to rise. That's what sparked the rally, and continued reports of solid earnings from smaller companies has kept it going strong.


Photo of: Erik Gustafson and David Brady.

Q: YOUNG INVESTOR FUND CAN INVEST IN COMPANIES OF ALL SIZES. HAS THE RALLY HELPED THE FUND'S PERFORMANCE?
A: That's one of the places where we think Young Investor Fund has an advantage -- we can invest in small, medium and large companies, so if large companies aren't doing well, we can concentrate more on small ones. Early last summer we started focusing on smaller companies -- as of Sept. 30, 1997, 36 percent of the portfolio's total net assets was held in small- and mid-cap stocks. We think that turned out to be a good decision, because Young Investor outperformed the S&P 500 in each of the last two quarters (April 1 to June 30, and July 1 to Sept. 30), mostly as a result of the big rally in small- and mid-cap stocks.

Q: WHAT KINDS OF COMPANIES DID BEST DURING THE PAST YEAR?
A: Financial services companies and telecommunications companies were standout performers for us -- especially Associated Group, a fixed-wire telecommunications service provider whose stock price doubled in the most recent quarter; and AT&T (1.8 percent and 1.9 percent of total net assets, respectively).

     Heftel, a Spanish-language radio broadcasting company here in the States (1.6 percent of total net assets), also did well, partly because of the rapid growth in the country's Spanish-speaking population, and partly because advertisers are increasingly interested in reaching this segment of the market. Other standouts included Outdoor Systems, an outdoor advertising company; Lucent, an AT&T spinoff providing telecommunications equipment; Clear Channel Communications, a radio broadcasting company; and Intel, the computer chip company (1.6 percent, 1.6 percent, 1.5 percent and 2.1 percent of total net assets, respectively).

Q: WHAT LIMITED THE FUND'S PERFORMANCE?
A:Idexx, a supplier of veterinary equipment, had a difficult year. The business was growing very rapidly and it hit a period when that growth wasn't sustainable. Another disappointment was PetSmart, which also grew at an unsustainable rate and suffered even more when it became apparent that the company would have to close some stores. We sold our holdings in both companies during the year.

Q: WHAT KINDS OF COMPANIES HAVE YOU BEEN BUYING LATELY?
A: We've been buying technology companies, particularly telecommunications companies. Consumers are increasingly hungry for bandwidth on which to transmit video and data. This, plus deregulation in the industry, are driving demand for tele communications services. We also like the data networking area. We think the continued migration from mainframes to desktop computing, and the increased need for Intranets -- companies' own internal web sites -- should continue to keep demand for data networking services strong.

     Finally, we continue to think financial services companies are a good investment. That's because most experts agree that baby boomers -- the more than 80 million people born between 1946 and 1964 -- have become overwhelmingly interested in saving and investing, perhaps because they've recognized the importance of saving for retirement themselves rather than depending on a company pension. Ever since the first members of the baby boom generation were born, they've been reshaping the nation's tastes, interests and priorities to reflect their own. School construction experienced a boom in the 1950s, for example, followed by an automobile boom in the 1960s, a housing boom in the 1970s, and a consumption boom in the 1980s. Now, in the 1990s, it appears they're at it again -- this time with an investment boom that we think may continue for some time.

Q: ANY FINAL THOUGHTS?
A: We're optimistic about the outlook for stocks and we believe the economy will continue to grow, with inflation and interest rates remaining in check. We think small- and mid-cap stocks continue to show strong growth potential, and we plan to keep adding to our holdings in these kinds of stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's investment adviser currently limits expenses to 1.50 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past expense limits, the Fund's total return would have been less. The S&P 500 is an unmanaged group of stocks that differs from the composition of Growth Investor Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1997, were 33.52 percent and 23.03 percent, respectively.

Investments in smaller companies may experience greater volatility.

FUND HIGHLIGHTS
As of Sept. 30, 1997

                                     Average Annual Total Returns
                                                             Life
                                     One-Year            of Fund*
YOUNG INVESTOR FUND                    26.37%              30.20%
S&P 500                                40.43               27.26

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

* April 29, 1994, through Sept. 30, 1997


Fund Data

Investment Objective:
Seeks to achieve long-term capital appreciation by investing in a portfolio primarily made up of common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

Fund Inception: April 29, 1994

Total Net Assets: $475.5 million

Balloon text with arrow pointing to Consumer Cyclical: Cyclical stocks are the stocks of companies whose earnings rise and fall with the business cycle. For example, The portfolio's investment in Volvo (1.3 percent of total net assets), an automobile manufacturer, is a typical investment during a stable or improving economy because individuals tend to purchase new cars when economic conditions are favorable.

                                      Economic Sector Breakdown
                                     Portfolio            S&P 500
Technology                             27%                  16%
Consumer Cyclical                      19                   13
Consumer Noncyclical                   18                   22
Financial                              17                   16
Industrial                             10                   10
Utilities                               5                    8
Basic Materials                         2                    5
Energy                                  2                   10
                                     ----                 ----
Total                                 100%                 100%
                                     ====                 ====

Comparison of change in value of $10,000 investment

Line chart:
                           Young Investor Fund                     S&P 500
4/30/94                    10,000                                  10,000
6/30/94                     9,700                                   9,915
9/30/94                    10,240                                  10,398
12/31/94                   10,739                                  10,397
3/31/95                    11,414                                  11,408
6/30/95                    12,723                                  12,496
9/30/95                    14,395                                  13,488
12/31/95                   15,011                                  14,229
3/31/96                    16,466                                  15,067
6/30/96                    18,779                                  15,742
9/30/96                    19,511                                  16,229
12/31/96                   20,278                                  17,580
3/31/97                    19,292                                  18,053
6/30/97                    22,761                                  21,202
9/30/97                    24,657                                  22,789

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund. The S&P 500 is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

SR&F GROWTH INVESTOR PORTFOLIO
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                         Number    Market
EQUITY-RELATED SECURITIES (95.4%)                     of Shares     Value
Common Stocks (93.9%)
Automobiles/Vehicles (1.3%)
   Volvo AB ADRs
     (Manufactures cars, trucks, buses, marine engines
       and aerospace equipment)                        210,000    $ 5,959

Banks (4.8%)
   Citicorp
     (Provides a broad range of financial services)     55,000      7,367
   Texas Regional Bancshares, Class A
     (Commercial bank operating in the Rio Grande
      Valley of Texas)                                 272,500      8,516
   Wells Fargo & Co.
     (Provides a broad array of financial products
      and services)                                     25,000      6,875
                                                                   ------
                                                                   22,758
Commercial Services (3.5%)
   *ABR Information Services, Inc.
     (Provides benefits administration, compliance and
      information services to employers)               200,000      5,525
   Paychex, Inc.
     (Provides computerized payroll accounting services
      to businesses)                                   200,000      6,975
   *Sykes Enterprises, Inc.
     (Provides information technology outsourcing services,
      including support services and development services
      and solutions)                                   150,000      4,013
                                                                   ------
                                                                   16,513
Computer Software and Services (8.8%)
   *Altera Corporation
     (Designs, develops and markets programmable logic
      integrated circuits and computer engineering
      development software and hardware)               150,000      7,687
   *Cisco Systems Inc.
     (Produces, markets and supports multiprotocol
      internetworking systems)                         110,000      8,037
   Comdisco, Inc.
     (Technology service company that provides solutions
      that help organizations reduce technology
      cost and risk)                                   150,000      4,884

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Computer Software and Services (Continued)
   *J.D. Edwards & Company
     (Develops, markets and supports software
      solutions)                                        70,500    $ 2,362
   *MAXIMUS, Inc.
     (Provides program management and consulting
      services)                                        150,000      4,341
   *Microsoft Corporation
     (Manufactures software products)                   60,000      7,939
   *Sterling Commerce Inc.
     (Global provider of electronic commerce software
      products and network services)                   190,000      6,828
                                                                   ------
                                                                   42,078
Consumer Products (5.5%)
   *CUC International Inc.
     (Consumer marketing company)                      300,000      9,300
   General Electric Company
     (Appliances, broadcasting, communications
      and transportation)                              100,000      6,806
   The Gillette Company
     (Shaving and personal care products)               50,000      4,316
   The Procter & Gamble Company
     (Produces personal care products, pharmaceuticals,
      food and beverages)                               86,000      5,939
                                                                   ------
                                                                   26,361
Data Processing (3.0%)
   First Data Corporation
     (Provides information processing and related      160,000      6,010
      services)
   *Transaction Systems Architects, Inc.
     (Develops, markets and supports a broad line of
      software products and services)                  200,000      8,125
                                                                   ------
                                                                   14,135
Distribution - Retail (4.9%)
   Mattel, Inc.
     (Designs, manufactures and markets children's     275,000      9,109
       toys)
   Sears, Roebuck & Co.
     (Retailer of apparel, home and automotive products
      and services)                                    140,000      7,971
   Walgreen Company
     (Large retail drugstore chain)                    250,000      6,406
                                                                   ------
                                                                   23,486
                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Educational Services (2.3%)
   *Apollo Group Inc., Class A
     (Provides higher education programs for
      working adults)                                   155,000   $ 6,568
   *Children's Comprehensive Services
     (Provides services for at-risk youth)              200,000     4,300
                                                                   ------
                                                                   10,868
Electrical Equipment (4.4%)
   Intel Corp.
     (Produces and sells microcomputer components
      and related products)                             106,000     9,785
   *Micron Technology, Inc.
     (Manufacturer and marketer of semiconductor memory
      and enhancement products for workstations and
      personal computers)                               100,000      3,469
   Motorola, Inc.
     (Producer of electronic and telecommunications
      equipment)                                        110,000      7,906
                                                                    ------
                                                                    21,160
Entertainment (2.7%)
   Cedar Fair L.P.
     (Owns and operates four amusement theme parks)     140,000      6,685
   Disney (Walt) Company
     (Operates theme parks and resorts and produces
      motion pictures)                                   75,000      6,047
                                                                    ------
                                                                    12,732
Financial Institutions (5.2%)
   Federal Home Loan Mortgage Corp.
     (Purchases mortgages from lenders and resells in
      pools or packages)                                200,000      7,050
   Federal National Mortgage Association
     (Purchases mortgages and issues guaranteed
      mortgage-backed securities)                       180,000      8,460
   Household International Inc.
     (Provides financial and banking services)           80,000      9,055
                                                                    ------
                                                                    24,565

Balloon text: Common stock can be separated into more than one class, such as Class A and Class B. Class A shares typically have more voting power and are among the first investors paid when a dividend is declared.

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Financial Services (1.7%)
   American Express Company
     (Provides a variety of diversified travel and
      financial services)                              100,000    $ 8,187

Food & Beverage (4.6%)
   The Coca-Cola Company
     (Producer and distributor of soft drink products) 110,000      6,703
   Quaker Oats Company
     (An international marketer of foods & beverages)  125,000      6,297
   Wrigley (Wm.) Jr. Company
     (Chewing gum manufacturer)                        120,000      9,038
                                                                   ------
                                                                   22,038
Health Care (1.5%)
   Johnson & Johnson
     (Manufactures and markets a broad range of
      health care and other products)                  120,000      6,915

Insurance (3.3%)
   CMAC Investment Corp.
     (Provides private mortgage insurance coverage)    135,000      7,239
   MGIC Investment Corp.
     (Provides private mortgage insurance coverage)    150,000      8,597
                                                                   ------
                                                                   15,836
Leisure Products (1.7%)
   Callaway Golf Company
     (Produces and markets golf clubs)                 235,000      8,196

Machinery (2.3%)
   *Applied Materials Inc.
     (Supplies wafer fabrication systems and services to
      the global semiconductor industry)                50,000      4,762
   *Thermo Electron Corporation
     (Manufactures and sells environmental monitoring
      and analysis instruments, papermaking and
      recycling equipment)                             150,000      6,000
                                                                   ------
                                                                   10,762

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Medical/Pharmaceutical (1.9%)
    *Columbia Laboratories, Inc.
     (Develops and markets pharmaceutical
      over-the-counter drugs)                          200,000    $ 3,700
   *Forest Laboratories Inc.
     (Develops, manufactures and sells both branded and
      generic forms of ethical drug products)          125,000      5,266
                                                                   ------
                                                                    8,966

Medical - Instruments (4.5%)
   *Boston Scientific Corp.
     (Develops, produces and markets medical devices)  110,000      6,071
   Guidant Corporation
     (Designs, develops and manufactures
      cardiovascular products)                         140,000      7,840
   Medtronic Inc.
     (Manufactures various cardiovascular medical
      instruments)                                     160,000      7,520
                                                                   ------
                                                                   21,431

Oil - Exploration and Production (3.6%)
   Amoco Corporation
     (Worldwide integrated petroleum and chemical
      company)                                          75,000      7,228
   *EVI, Inc.
     (Manufactures engineered oilfield products)       100,000      6,400
   *Falcon Drilling Company, Inc.
     (Provides drilling & workover services for the
      domestic and international oil and gas industry) 100,000      3,531
                                                                   ------
                                                                   17,159
Packaging (1.5%)
   Crown Cork & Seal Inc
     (Supplies packaging products to consumer marketing
      companies)                                       150,000      6,919

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Publishing, Broadcasting and Media (6.4%)
   *Clear Channel Communications Inc.
     (Owns, operates and manages radio and
      television stations)                             110,000    $ 7,136
   *Heftel Broadcasting Corp., Class A
     (Spanish language radio broadcasting company)     100,000      7,575
   *Outdoor Systems Inc.
     (Outdoor advertising company)                     295,000      7,744
   *Telemundo Group Inc., Class A
     (Develops and produces Spanish
      language television programming and advertising) 225,000      7,875
                                                                   ------
                                                                   30,330

Restaurant/Hotel (1.5%)
   McDonald's Corporation
     (Develops, licenses, leases and services a
      worldwide system of restaurants)                 150,000      7,144

Specialty Chemicals (1.6%)
   Minerals Technologies Inc.
     (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)    175,000      7,798

Telecommunications (9.7%)
   *Associated Group Inc., Class A
     (Wireless cable company)                          120,000      8,460
   AT&T Corporation
     (Provides communication services and products)    200,000      8,862
   GTE Corporation
     (Telecommunications company)                      140,000      6,352
   *Loral Space & Communications
     (High technology company concentrated on
      satellite manufacturing and satellite-
      based communication services)                    300,000      6,188
   Lucent Technologies Inc.
     (Produces public and private networks, communication
      systems and software)                             95,000      7,731

                                                         Number    Market
Common Stocks (Continued)                             of Shares     Value
Telecommunications (Continued)
   *Tellabs Inc.
     (Designs, assembles, markets and services
      voice and data networking products)              130,000    $ 6,695
   *Westell Technologies, Inc.
     (Develops and manufactures telecommunications
      products)                                         75,000      1,664
                                                                   ------
                                                                   45,952
Travel Services (1.7%)
   *Sabre Group Holdings Inc.
     (Provider of a travel reservation system)         225,000      8,058
                                                                  -------

TOTAL COMMON STOCKS
   (Cost $346,641)                                                446,306

PREFERRED STOCK (1.5%)
  Nokia Corp. ADSs
   (International electronics group)
   (Cost $4,111)                                        80,000      7,505
                                                                  -------

TOTAL EQUITY-RELATED SECURITIES
  (Cost $350,752)                                                 453,811
                                                                  -------
Balloon text:
A preferred stock is a class of stock that pays dividends at a specified rate.
Preferred shares also differ from "common" shares in that they are first in line when it comes to receiving dividends.

                                                      Principal    Market
                                                         Amount     Value
SHORT-TERM OBLIGATION (3.1%)
Commercial Paper
  Associates Corp. of North America 6.400% 10/01/97
   (Cost $14,525)                                       $14,525  $ 14,525
                                                                 --------

TOTAL INVESTMENTS (98.5%)
   (Cost $365,277)                                                468,336

OTHER ASSETS, LESS LIABILITIES (1.5%)                               7,204
                                                                 --------

TOTAL NET ASSETS (100%)                                          $475,540
                                                                 ========

* Non-income producing


See accompanying notes to financial statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
BALANCE SHEET
September 30, 1997
(All amounts in thousands, except per-share amount)
Assets
       Investment in SR&F Growth Investor Portfolio, at value     $475,423
       Receivable for fund shares sold                                 690
       Cash                                                             50
       Other assets                                                     24
                                                                  --------
            Total Assets                                          $476,187
                                                                  ========
Liabilities
       Payable for fund shares redeemed                           $    221
       Payable to investment adviser and transfer agent                230
       Other liabilities                                               230
                                                                  --------
Total Liabilities                                                      681
                                                                  --------
Capital
   Paid-in capital                                                 365,322
   Net unrealized appreciation of investments                      103,035
   Accumulated undistributed net investment income                      --
   Accumulated net realized gains on investments                     7,149
                                                                  --------
   Total Capital (Net Assets)                                      475,506
                                                                  --------
   Total Liabilities and Capital                                  $476,187
                                                                  ========
Shares Outstanding
   (Unlimited Number Authorized)                                    20,899
                                                                  ========
  Net Asset Value (Capital) Per Share                             $  22.75
                                                                  ========


See accompanying notes to financial statements.


Balloon text: Young Investor Fund invests its assets directly into the SR&F
Growth Investor Portfolio, a "master fund" with a similar investment objective.
Through this kind of structure, the "master fund" is offered through other sources, such as stock brokers and banks, allowing more people to enjoy the benefits of investing in Young Investor Fund.

STEIN ROE INVESTMENT TRUST

YOUNG INVESTOR FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997
(All amounts in thousands)
Investment Income
    Dividends                                                     $    534
    Dividends allocated from SR&F Growth
      Investor Portfolio                                             2,018
    Interest                                                           538
    Interest allocated from SR&F Growth Investor Portfolio           1,233
                                                                  --------
         Total Investment Income                                     4,323
                                                                  --------
Expenses
    Expenses allocated from SR&F Growth
      Investor Portfolio                                             1,658
    Printing and postage                                             1,025
    Transfer agent fees                                                765
    Administrative fee                                                 695
    Management fees                                                    502
    SEC and state registration fees                                     54
    Accounting fees                                                     32
    Audit and legal fees                                                19
    Custodian fees                                                      12
    Trustees' fees                                                      12
    Other                                                              404
                                                                  --------
                                                                     5,178
    Reimbursement of expenses by investment adviser                   (197)
                                                                  --------
         Total Expenses                                              4,981
                                                                  --------
         Net Investment Loss                                          (658)
                                                                  --------
Realized and Unrealized Gains on Investments
    Net realized gains on investments                                1,689
    Net realized gains on investments allocated from
      SR&F Growth Investor Portfolio                                 5,468
    Net change in unrealized appreciation or depreciation
      of investments                                                80,440
                                                                  --------
         Net Gains on Investments                                   87,597
                                                                  --------
Net Increase in Net Assets Resulting from Operations              $ 86,939
                                                                  ========



See accompanying notes to financial statements.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1996 and 1997
(All amounts in thousands)
                                                                   1996                     1997
Operations
    Net investment income (loss)                              $     241                $    (658)
    Net realized gains on investments                             8,332                    7,157
    Net change in unrealized appreciation or
      depreciation of investments                                17,075                   80,440
                                                              ---------                ---------
         Net Increase in Net Assets
           Resulting from Operations                             25,648                   86,939
                                                              ---------                ---------
Distributions To Shareholders
    Dividends from net investment income                           (125)                    (250)
    Capital gain distributions                                   (1,383)                  (8,295)
                                                              ---------                ---------
         Total Distributions to Shareholders                     (1,508)                  (8,545)
                                                              ---------                ---------
Share Transactions
    Subscriptions to fund shares                                139,130                  391,442
    Investment income dividends reinvested                          108                      236
    Capital gain distributions reinvested                         1,368                    7,855
    Redemptions of fund shares                                  (17,058)                (181,510)
                                                              ---------                ---------
      Net Increase from Share Transactions                      123,548                  218,023
                                                              ---------                ---------
         Net Increase in Net Assets                             147,688                  296,417
Total Net Assets
    Beginning of Period                                          31,401                  179,089
                                                              ---------                ---------
    End of Period                                             $ 179,089                $ 475,506
                                                              =========                =========
Accumulated Undistributed Net Investment
  Income (Loss) at End of Period                              $     136                $      --
                                                              =========                =========
Analysis of Changes in Shares of Beneficial Interest
    Subscriptions to fund shares                                  8,324                   20,131
    Investment income dividends reinvested                            8                       13
    Capital gain distributions reinvested                            97                      433
    Redemption of fund shares                                    (1,017)                  (9,287)
                                                              ---------                ---------
    Net increase in fund shares                                   7,412                   11,290
    Shares outstanding at beginning of year                       2,197                    9,609
                                                              ---------                ---------
    Shares outstanding at end of period                           9,609                   20,899
                                                              =========                =========


See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
BALANCE SHEET
September 30, 1997
(All amounts in thousands)
Assets
    Investments, at market value                                   $468,336
    Receivable for investments sold                                  10,030
    Dividends receivable                                                337
    Cash                                                                  5
    Other assets                                                          4
                                                                   --------
         Total Assets                                               478,712
                                                                   --------
Liabilities
    Payable for investments purchased                                 2,905
    Payable to investment adviser                                       248
    Other liabilities                                                    19
                                                                   --------
         Total Liabilities                                            3,172
                                                                   --------
    Net Assets Applicable to Investors' Beneficial Interest        $475,540
                                                                   ========


See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
Investment Income
    Dividend Income                                                 $ 2,019
    Interest income                                                   1,233
                                                                    -------
         Total Investment Income                                      3,252
                                                                    -------
Expenses
    Management fees                                                   1,568
    Accounting fees                                                      22
    Custodian fees                                                       21
    Trustees' fees                                                       17
    Audit and legal fees                                                 15
    Other                                                                16
                                                                    -------
         Total Expenses                                               1,659
                                                                    -------
    Net Investment Income                                             1,593
                                                                    -------
Realized and Unrealized Gains on Investments
    Net realized gains on investments                                 5,460
    Net change in unrealized appreciation or
      depreciation of investments                                    61,740
                                                                    -------
         Net Gains on Investments                                    67,200
                                                                    -------
Net Increase in Net Assets Resulting from Operations                $68,793
                                                                    =======

(a) From commencement of operations on February 3, 1997.


See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
Operations
    Net investment income                                        $   1,593
    Net realized gains on investments                                5,460
    Net change in unrealized appreciation or
      depreciation of investments                                   61,740
                                                                 ---------
         Net Increase in Net Assets Resulting
           from Operations                                          68,793
                                                                 ---------
Transactions in Investors' Beneficial Interest
    Contributions                                                  452,937
    Withdrawals                                                    (46,190)
                                                                 ---------
         Net Increase from Transactions
           in Investors' Beneficial Interest                       406,747
                                                                 ---------
         Net Increase in Net Assets                                475,540

                                                                 ---------
Total Net Assets
    Beginning of Period                                               --
                                                                 ---------
    End of Period                                                $ 475,540
                                                                 =========

(a) From commencement of operations on February 3, 1997.

Balloon text: By investing all of its assets into Growth Investor Portfolio, the Fund is investing in the investment objective desired by its investors. Because the Fund is investing for its investors, this is called investor's beneficial interest, or "beneficial" owners.


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION OF THE SR&F GROWTH INVESTOR PORTFOLIO
The SR&F Growth Investor Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations February
3, 1997. At commencement, the Stein Roe Young Investor Fund contributed $292,104 in securities and other assets. At February 14, 1997, Stein
Roe Advisor Young Investor Fund contributed cash of $100.
   The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned 99.98 percent and .02 percent, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of the Stein Roe Young Investor Fund (the "Fund"), a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the Portfolio. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.


Balloon text: As a regulated investment company, Young Investor Fund can pass capital gains, dividends and interest earned on fund investments directly to the shareholders before these earnings are taxed. This saves shareholders from having to pay taxes twice, once through the Fund at year end, and again on an individual level, as a mutual fund investor is required to pay taxes on his or her investment.


DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
   Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   All amounts, except per-share amounts, are shown in thousands.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
   The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and .125 of 1 percent thereafter.
   The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, effective February 1, 1997, the Adviser agreed to reimburse the Fund to the extent that its expenses exceed 1.50 percent of annual average net assets. The expense limitation expires January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice. Prior to February 1, 1997, the Adviser limited expenses to 1.25 percent of annual average net assets.
   At September 30, 1997, Keyport Life Insurance Company, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, owned shares of the Fund with a net asset value of $9,864.
   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.
   The Adviser also provides certain accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $32 and $22, respectively.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended September 30, 1997, was $12 and $17, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended September 30, 1997, were:

FUND                                   PURCHASES        SALES
Young Investor Fund                     $148,447     $ 44,691
Growth Investor Portfolio                243,226      138,724

   At Sept. 30, 1997, the cost of investments in the Portfolio for federal income tax purposes and for financial reporting were $365,056 and $365,277, respectively. Unrealized appreciation and depreciation on a tax basis were $105,821 and $2,541, respectively.

SR&F GROWTH INVESTOR PORTFOLIO
FINANCIAL HIGHLIGHTS
                                                                      Period
                                                                       Ended
                                                               September 30,
                                                                    1997 (a)
                                                                    --------
Ratios to Average Net Assets
    Ratio of net investment income to average net assets............  0.61%*
    Ratio of net expenses to average net assets.....................  0.63%*
    Portfolio turnover rate.........................................    38%
    Average commissions (per share).................................$0.0583

* Annualized
(a) From commencement of operations on February 3, 1997.

STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
FINANCIAL HIGHLIGHTS

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                    Period
                                                                     Ended
                                                              September 30,              Years Ended September 30,
                                                                   1994 (a)        1995             1996             1997
NET ASSET VALUE, BEGINNING OF PERIOD.........................        $10.00     $ 10.24          $ 14.29          $ 18.64
                                                                    -------    --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..............................          0.03        0.06             0.05            (0.03)
   Net realized and unrealized gains on investments..........          0.21        4.07             4.86             4.78
                                                                    -------    --------         --------         --------
     Total from investment operations........................          0.24        4.13             4.91             4.75
                                                                    -------    --------         --------         --------
DISTRIBUTIONS
Net investment income........................................            --       (0.08)           (0.05)           (0.02)
Net realized capital gains...................................            --         --             (0.51)           (0.62)
                                                                    -------    --------         --------         --------
  Total distributions........................................            --       (0.08)           (0.56)           (0.64)
                                                                    -------    --------         --------         --------
NET ASSET VALUE, END OF PERIOD...............................        $10.24     $ 14.29          $ 18.64          $ 22.75


                                                                    =======    ========         ========         ========
Ratio of net expenses to average net assets (b)..............         0.99%*      0.99%            1.21%            1.43%
Ratio of net investment income to average net assets (c).....         1.07%*      0.47%            0.30%           (0.19%)
Portfolio turnover rate......................................           12%         55%              98%              22% (d)
Average commissions (per share)..............................        $  --      $   --          $0.0603           $0.0565 (d)
Total return.................................................         2.40%      40.58%           35.55%           26.37%
Net assets, end of period....................................        $8,176     $31,401         $179,089          $475,506

* Annualized

(a) From commencement of operations on April 29, 1994.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58 percent for the period ended September 30, 1994, 2.87 percent, 2.04 percent and 1.49 percent for the years ended September 30, 1995, 1996, and 1997, respectively.

(c) Computed giving effect to the investment adviser's expense limitation undertaking.

(d) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

Ballon text with arrow pointing to net realized capital gains: Net Realized
Capital Gains is the amount of money the fund earned, based on profits from the sale of securities within the portfolio, that gets passed along to the shareholders on a per-share basis.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Board of Trustees and Shareholders of:

Stein Roe Young Investor Fund
SR&F Growth Investor Portfolio

We have audited the accompanying balance sheet of the Stein Roe Young Investor Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Growth Investor Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth Investor Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Young Investor Fund and the SR&F Growth Investor Portfolio at September 30, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 7, 1997



Balloon text: Independent public account-ants who are not employees of Stein Roe audit the infor mation in the annual report to ensure that the financial statements are free of material errors. This letter tells you that they have performed their audit.

TO CONTACT US...
BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R) 24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

STEIN ROE INVESTMENT TRUST
TRUSTEES

Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants


Balloon text with arrow pointing to transfer agent:
A transfer agent maintains records of mutual fund share owners, keeping track of when shares are purchased and redeemed. A transfer agent also can provide answers to questions shareholders may have about their mutual fund accounts. SteinRoe Services, Inc. is the transfer agent for Growth Investor Portfolio and Young Investor Fund.

STEIN ROE INVESTMENT TRUST
OFFICERS

Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary
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THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                             Stein Roe Mutual Funds
                                 P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                  Liberty Securities Corporation, Distributor
                                  Member SIPC

            Effective Jan. 1, 1998, the Funds will be distributed by
                      Liberty Financial Investments, Inc.
                                  Member SIPC

                                                                    YI11A 11/97